JPMORGAN VALUE OPPORTUNITIES FUND, INC.

JPMORGAN TRUST II

JPMorgan Large Cap Value Fund

(All Share Classes)

Supplement dated May 24, 2013

to the Summary Prospectuses dated November 1, 2012

Merger Proposal

The Board of Directors of JPMorgan Value Opportunities Fund, Inc. (the “Acquired Fund”) and the Board of Trustees of JPMorgan Trust II, on behalf of the JPMorgan Large Cap Value Fund (the “Acquiring Fund”), have approved the merger of the Acquired Fund into the Acquiring Fund. The Boards of the Acquired Fund and the Acquiring Fund approved the merger at meetings that occurred on March 4, 2013 and March 6, 2013, respectively. The merger will only be completed if approved by Acquired Fund shareholders. At these meetings, this merger was recommended by the Funds’ adviser, J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMorgan Funds Management, Inc. (“JPMFM”), the current administrator for the Acquiring Fund and the business manager for the Acquired Fund effective on or about April 1, 2013. The merger was recommended in connection with an effort to eliminate overlapping product offerings and in order to take advantage of potential operational and administrative efficiencies that may result. After determining that (i) participation in the merger is in the best interests of each Fund overseen by that Board and (ii) the interests of the Funds’ existing shareholders will not be diluted as a result of the merger, each Board approved the merger.

JPMIM, JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), the distributor for the Funds, have committed to waive their fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to maintain the net expense level for each class of shares of the Acquiring Fund following the merger (excluding any fees and expenses associated with investment in other funds, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) at the level in effect prior to the merger for each acquired class of the Acquired Fund. These contractual fee waivers and/or expense reimbursements will stay in effect through October 31, 2014 for the Acquiring Fund, and there is no guarantee such waivers/reimbursements will be continued after October 31, 2014.

If the merger is approved, shareholders of the Acquired Fund will generally receive shares of the same class of the Acquiring Fund as they held in the Acquired Fund, except that Institutional Class shareholders of the Acquired Fund will receive Class R5 Shares of the Acquiring Fund. The Acquiring Fund’s Class R5 Shares are subject to a shareholder servicing fee that is 5 basis points lower than the shareholder servicing fee for Institutional Class Shares of the Acquired Fund, and as a result, after the merger, shareholders will hold shares with a lower expense cap than the previously held Institutional Class Shares. Because not all Institutional Class shareholders of the Acquired Fund would otherwise be eligible to hold Class R5 Shares, the Board of the Acquiring Fund has approved a change in the eligibility for Class R5 Shares of the Acquiring Fund, effective as of the closing of the merger, so that Class R5 Shares of the Acquiring Fund may be held by all Acquired Fund shareholders who will receive their Class R5 Shares in connection with the proposed merger. Such shareholders will be able to continue to purchase shares in existing accounts after the merger is completed.

Furthermore, the merger is intended to qualify as a tax-free reorganization for federal income tax purposes. Completion of the merger is subject to a number of conditions, including approval by the shareholders of the Acquired Fund. Shareholder approval will be sought at a special meeting of shareholders expected to be held on or about May 30, 2013. If you own shares of the Acquired Fund as of the record date for the special meeting of shareholders, you will receive (i) a Proxy Statement/Prospectus describing in detail both the proposed merger and the Acquiring Fund, and summarizing the Board’s considerations in recommending that shareholders approve the merger and (ii) a proxy card and instructions on how to submit your vote.

If the merger is approved by the shareholders of the Acquired Fund, each holder of a class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the corresponding Class of shares of the Acquiring Fund (except that Institutional Class Shares of the Acquired Fund will receive Class R5 shares of the Acquiring Fund) having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business of the New York Stock Exchange, usually 4:00 p.m. New York time, on the closing day of the merger. If the merger is approved by shareholders, it is expected to close on June 14, 2013 or on another date as the parties to the transaction shall agree.

SUP-SPRO-VO-LCV-513

As of May 24, 2013, not enough proxies have been submitted by shareholders to meet the quorum requirement for the special meeting currently scheduled for May 30, 2013. As a result, it is expected that the special meeting will be adjourned to a later date and the reorganization, even if approved, will be delayed to a later date.

Portfolio Manager Change

The section titled “Management” is hereby deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Aryeh Glatter	2011	Executive Director
Scott Blasdell	2013	Managing Director

Effective immediately, the first paragraph of the summary prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending and e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE